UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 10, 2003


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                  52-2154066
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     (Commission File Number)               (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                          94710
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(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code            (510) 204-7200
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     As announced on October 10, 2003, XOMA Ltd. has discontinued development of MLN2201, a humanized monoclonal antibody being developed for conditions related to inflammation of the heart and blood vessels. MLN2201 was one of two products of an ongoing development collaboration with Millennium Pharmaceuticals, Inc.

     A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 7.  Exhibits

1.   Press Release dated October 10, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 10, 2003               XOMA LTD.




                                       By:  /s/  Christopher J. Margolin
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                                            Christopher J. Margolin
                                            Vice President, General
                                            Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
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1.   Press Release dated October 10, 2003.